UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities and Exchange Act of 1934

Date of Report (date of earliest event reported): September 25, 2007

DEVCON INTERNATIONAL CORP.

(Exact Name of Company as Specified in Its Charter)

Florida	000-07152	59-0671992
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

595 SOUTH FEDERAL HIGHWAY, SUITE 500

BOCA RATON, FLORIDA 33432

(Address of principal executive office)

Company’s telephone number, including area code (561) 208-7200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

Entry into a Material Definitive Agreement

On September 25, 2007, certain subsidiaries (the “Borrowers”) of Devcon International Corp. (the “Company”) entered into that certain Consent and Fifth Amendment to Credit Agreement, dated September 25, 2007 (the “Amendment”) with CapitalSource Finance LLC (“CapitalSource”), as Agent for the Lenders parties thereto and as a Lender, pursuant to which that certain Credit Agreement, dated as of November 10, 2005, as amended, was further amended to increase the total commitment thereunder to $105,000,000 (with the Borrowers having the ability to increase this commitment further to $125,000,000 upon satisfaction of certain conditions), extend the maturity date thereunder to September 25, 2010, and adjusted the interest rate and certain financial and other covenants provided therein. Under the terms of the Amendment, as of the date of this report, the Company’s new effective interest rate under the Credit Agreement is LIBOR plus 5.75%.

The proceeds were used to partially fund the redemption of certain shares of the Company’s Series A Convertible Preferred Stock, par value $.001 (“Series A Convertible Preferred Stock”), in connection with previously disclosed settlement arrangements the Company had entered into settling all claims set forth in the lawsuit (the “Lawsuit”) previously disclosed under the Caption “Series A Convertible Preferred Stockholder” in “Item 3 - Legal Proceedings” of the Company’s Annual Report on Form 10-K/A filed with the Securities and Exchange Commission on April 30, 2007.

Other than the Company’s relationship with CapitalSource as the Company’s senior lender under the Credit Agreement and with an affiliate of CapitalSource that owns certain shares of the Company’s Series A Convertible Preferred Stock, the Company is not aware of any material relationship between the Company and CapitalSource. The Company did not redeem the shares of Series A Convertible Preferred Stock held by CapitalSource. The foregoing description of the Amendment is qualified in its entirety by reference to the terms of the Amendment which are attached to this Current Report on Form 8-K as Exhibit 10.1. In addition, the Company has attached as Exhibit 10.2 its previously disclosed Waiver and Fourth Amendment to Credit Agreement, dated May 10, 2007.

Item 2.01	Completion of Acquisition or Disposition of Assets

See above

Item 9.01	Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired

Not Applicable.

(b)	Pro Forma Financial Information

Not Applicable.

(c)	Exhibits

Exhibit No.	Document
10.1	Consent and Fifth Amendment to Credit Agreement, dated as of September 25, 2007.

10.2	Waiver and Fourth Amendment to Credit Agreement, dated May 10, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEVCON INTERNATIONAL CORP.

Date: October 1, 2007	By:	/s/ Robert Farenhem
	Name:	Robert Farenhem
	Title:	President

Index to Exhibits

Exhibit No.	Exhibit Title
10.1	Consent and Fifth Amendment to Credit Agreement, dated as of September 25, 2007.

10.2	Waiver and Fourth Amendment to Credit Agreement, dated May 10, 2007.